Exhibit 99.1

Contact:  Greg Eden

               508-293-7195

               eden_greg@emc.com

FOR	IMMEDIATE RELEASE

EMC REPORTS FIRST QUARTER RESULTS

Announces Plans to Purchase $3 Billion of EMC Stock During 2006

HOPKINTON, Mass. – April 20, 2006 – EMC Corporation (NYSE:EMC), the world leader in information management and storage, today reported record first-quarter revenues on increased demand for its new family of high-end networked EMC Symmetrix® storage systems, EMC Documentum® content management software, EMC Smarts® resource management software and VMware™ virtual infrastructure software.

First Quarter Financial Results

•	Total consolidated revenue for the first quarter of 2006 was $2.55 billion, 14% higher than the $2.24 billion reported for the first quarter of 2005.

•	Net income for the quarter was $272.5 million or $0.11 per diluted share, which includes $0.03 per share for employee stock option expense. Had EMC expensed stock options during the year-ago quarter, net income for the first quarter of 2006 would have been up 50% compared with the $182.2 million or $0.07 per diluted share that EMC would have reported for the first quarter of 2005.

•	Net income for the first quarter of 2006, excluding stock-based compensation and intangible asset amortization (which is a non-GAAP measure), grew 28% to $380.3 million or $0.16 per diluted share, compared with non-GAAP first-quarter 2005 net income of $296.6 million or $0.12 per diluted share.

Additional information about EMC’s net income is included within the supplemental tables released with today’s first-quarter financial announcement.

Joe Tucci, Chairman, President and CEO of EMC, said, “The power of our balanced, solutions-focused business model is evident. Our sustained focus on information lifecycle management (ILM) and expanding portfolio of best-in-class products and services enabled us to deliver double-digit revenue growth for the 11th quarter in a row.

“Our business continues to be rich with opportunity,” Tucci continued. “We have the strongest new product lineup in our history, and this aggressive rollout will continue at a fast pace as the year unfolds. At the same time, we are making major inroads into emerging areas like unified ILM, virtualization, model-based resource management and information security. Together, these new, exciting solutions are enabling us to engage customers at a more strategic level and help them transform the way they build, manage and realize more value from their information infrastructures.”

Systems revenue in the first quarter was $1.23 billion, a 20% increase over the year-ago quarter, giving EMC its strongest quarterly systems revenue growth rate in more than two years. EMC had double-digit software license and maintenance revenue growth for the 11th consecutive quarter, increasing revenues 11% to $925 million. Professional services, systems maintenance and other services revenue grew 6% year over year to $396 million.

EMC completed the first quarter with $7.4 billion in cash and investments. Year-to-date the company has purchased approximately $375 million in EMC stock in the open market and redeemed $125 million in convertible debt. Earlier this week, EMC’s Board of Directors approved the repurchase of an additional 250 million shares of EMC common stock.

“When you consider its price relative to the opportunity, EMC stock at these levels continues to be one of the best values in the market,” said Bill Teuber, EMC’s Executive Vice President and Chief Financial Officer. “We plan to purchase another $2.5 billion worth of stock through the rest of this year, deploying $3 billion toward share reduction in 2006 – three times our 2005 investment. These investments, along with our continued interest in strategic, growth-oriented acquisitions, are part of our expanded commitment to increase our addressable market and drive shareholder value by leveraging our strong cash position.”

First Quarter Highlights

EMC’s strong, double-digit systems revenue growth was driven by solid demand for the new Symmetrix DMX-3 family of tiered networked storage. Sales of the new DMX-3 made up more than half of the total Symmetrix systems revenues during the quarter, as customers increasingly deployed the most scalable, highest-performance system available in the marketplace today.

EMC multi-platform software revenue growth was led by record sales of enterprise content management software. Excluding acquisition impact, enterprise content management software license revenue grew approximately 30% compared with the year-ago quarter, driven by rapid growth of unstructured information and improved synergy between EMC’s traditional and software-focused sales forces. Smarts software also surged during the quarter as customers continue to transition to model-based resource management to pinpoint service-affecting problems automatically and calculate the impact of those problems in real time without human intervention.

VMware, an EMC subsidiary, again achieved record quarterly revenues, growing sales 64% year over year to $131 million during the first quarter. VMware showed continued growth as customers increasingly standardize on its enterprise-class suite of virtual infrastructure products. During the quarter, VMware introduced VMware Server (the successor to GSX Server) and made it freely available to accelerate mainstream adoption of virtualization. VMware Server is the first commercially available server virtualization product with support for 64-bit virtual machines and Intel Virtualization Technology. During the quarter VMware also continued to win top accolades in the industry, with its innovation and technology leadership being recognized by eWeek and InfoWorld.

Business Outlook

The following statements are based on current expectations. These statements are forward looking, and actual results may differ materially. These statements do not give effect to the potential impact of any mergers, acquisitions, divestitures or business combinations that may be announced after the date hereof. These statements supersede all prior statements regarding business outlook set forth in prior EMC news releases.

•	Consolidated revenues for the second quarter of 2006 are expected to be at least $2.66 billion.

•	GAAP diluted earnings per share for the second quarter are expected to be $0.13. Non-GAAP diluted earnings per share, excluding stock-based compensation and intangible amortization, are expected to be $0.17.

•	Consolidated revenues for 2006 are expected to be between $11.1 billion and $11.3 billion. Current expectations are for revenues to be at the lower end of that range.

•	GAAP diluted earnings per share for 2006 are expected to be between $0.54 and $0.57. Non-GAAP diluted earnings per share, excluding stock-based compensation and intangible amortization, are expected to be between $0.70 and $0.73.

About EMC

EMC Corporation (NYSE: EMC) is the world leader in products, services and solutions for information management and storage that help organizations extract the maximum value from their information, at the lowest total cost, across every point in the information lifecycle. Information about EMC’s products and services can be found at www.EMC.com.

EMC, Documentum, Smarts and Symmetrix are registered trademarks of EMC Corporation. VMware is a registered trademark of VMware, Inc. All other trademarks are the property of their respective owners.

This release contains “forward-looking statements” as defined under the Federal Securities Laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in information technology spending; (iii) risks associated with acquisitions and investments, including the challenges and costs of integration, restructuring and achieving anticipated synergies; (iv) competitive factors, including but not limited to pricing pressures and new product introductions; (v) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (vi) component and product quality and availability; (vii) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (viii) insufficient, excess or obsolete inventory; (ix) war or acts of terrorism; (x) the ability to attract and retain highly qualified employees; (xi) fluctuating currency exchange rates; and (xii) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission. EMC disclaims any obligation to update any such forward-looking statements after the date of this release.

This release contains non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC’s performance, should be considered in addition to, not as a substitute for, or superior to, measures of EMC’s financial performance prepared in accordance with GAAP. A reconciliation of these non-GAAP financial measures to GAAP is provided in the text of this release or in the tables entitled “Income Statement Adjusted to exclude Stock Option Expense,” “Quarterly Non-GAAP Income Statement Trend,” “Reconciliation of GAAP Income Statement to a Non-GAAP Income Statement” for various periods and “Reconciliation of Net Income and Diluted Net Income per Weighted Average Share had the Provisions of FAS No. 123 been Adopted in 2005” attached to this release. EMC’s non-GAAP measures may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures.

Specifically, stock option expense is excluded from each non-GAAP financial measure in this release. Restricted stock expense and intangible amortization are also excluded from certain of the non-GAAP financial measures detailed in this release or the attached tables. Management views these items as non-cash expenses that are reported internally as corporate expenses. In addition, in some cases where specified, restructuring and other special items are excluded from net income and earnings per share. For purposes of its internal budgets and each reporting segment’s financial goals, EMC’s management uses financial statements that do not include such items.

3

EMC’s management uses these non-GAAP financial measures to gain an understanding of EMC’s comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects. These non-GAAP financial measures are also used by EMC’s management in their financial and operating decision-making because management believes they reflect the underlying economics of EMC’s ongoing business in a manner that allows meaningful period-to-period comparisons. Such comparisons may be more meaningful because operating results presented under GAAP may include, from time to time, items that are not necessarily relevant to understand EMC’s business and may, in some cases, be difficult to forecast accurately for future periods. EMC’s management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating EMC’s current operating performance and future prospects in the same manner as management does if they so choose. These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that affect EMC’s operations. One material limitation of a non-GAAP financial measure that excludes stock-based compensation is that it does not reflect any benefit that such compensation may confer on EMC. Management compensates for this and other limitations by also considering EMC’s financial results as determined in accordance with GAAP.

EMC CORPORATION

Consolidated Income Statements

(in thousands, except per share amounts)

Unaudited

	Three Months Ended
	March 31, 2006	March 31, 2005
Revenues:
Product sales	$1,848,530	$1,620,503
Services	702,157	622,628

	2,550,687	2,243,131
Cost and expenses:
Cost of product sales	917,897	798,539
Cost of services	299,447	270,371
Research and development	283,489	234,297
Selling, general and administrative	748,224	615,746
Restructuring and other special charges (credits)	(1,194)	968

Operating income	302,824	323,210

Investment income	61,803	42,995
Interest expense	(2,010)	(2,033)
Other income (expense), net	2,716	(2,304)

Income before taxes	365,333	361,868
Income tax provision	89,505	92,034

Income before cumulative effect of change in accounting principle	275,828	269,834

Cumulative effect of change in accounting principle, net of tax benefit of $808	(3,372)	—

Net income	$272,456	$269,834

Net income per weighted average share, basic:
Income before cumulative effect of a change in accounting principle	$0.12	$0.11

Cumulative effect of a change in accounting principle	$—	$—

Net Income	$0.12	$0.11

Net income per weighted average share, diluted:
Income before cumulative effect of a change in accounting principle	$0.12	$0.11
Cumulative effect of a change in accounting principle	$—	$—

Net Income	$0.11	$0.11

Weighted average shares, basic	2,350,606	2,395,509

Weighted average shares, diluted	2,400,312	2,443,455

As a % of total revenue:
Gross margin	52.3%	52.3%
Selling, general and administrative	29.3%	27.5%
Research and development	11.1%	10.4%
Operating income	11.9%	14.4%
Net income	10.7%	12.0%

EMC CORPORATION

Income Statement Adjusted to exclude Stock Option Expense

Three months ended March 31, 2006

(table in thousands, except per share amounts)

Unaudited

	GAAP	Adjustments to exclude stock option expense (1)	Non-GAAP (2)
Revenues:
Product sales	$1,848,530		$1,848,530
Services	702,157		702,157

	2,550,687		2,550,687

Costs and expenses:
Cost of product sales	917,897	$(11,004)	906,893
Cost of services	299,447	(6,391)	293,056
Research and development	283,489	(16,885)	266,604
Selling, general and administrative	748,224	(40,964)	707,260
Restructuring and other special credits	(1,194)		(1,194)

Operating income	302,824	75,244	378,068

Investment income	61,803		61,803
Interest expense	(2,010)		(2,010)
Other income, net	2,716		2,716

Income before taxes	365,333	75,244	440,577
Income tax provision	89,505	14,230	103,735

Income before cumulative effect of change in accounting principle	275,828	61,014	336,842

Cumulative effect of change in accounting principle, net of tax benefit of $808	(3,372)	3,372	—

Net income	$272,456	$64,386	$336,842

Net income per weighted average share, basic:
Income before cumulative effect of a change in accounting principle	$0.12		$0.14

Cumulative effect of a change in accounting principle	$—		$—

Net Income	$0.12		$0.14

Net income per weighted average share, diluted:
Income before cumulative effect of a change in accounting principle	$0.12		$0.14

Cumulative effect of a change in accounting principle	$—		$—

Net Income	$0.11		$0.14

Weighted average shares, basic	2,350,606		2,350,606

Weighted average shares, diluted	2,400,312		2,400,312

As a % of total revenue:
Gross margin	52.3%		53.0%
Selling, general and administrative	29.3%		27.7%
Research and development	11.1%		10.5%
Operating income	11.9%		14.8%
Net income	10.7%		13.2%

(1)	Represents the Stock Option Expense associated with the adoption of FAS 123R and the associated tax effect.
(2)	The adjusted column excludes Stock Option Expense associated with the adoption of FAS 123R.

EMC CORPORATION

Quarterly Non-GAAP Income Statement Trend (1)

(in thousands, except per share amounts)

Unaudited

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005	Q1 2006
Revenues:
Product sales	$1,620,503	$1,688,330	$1,687,277	$2,012,916	$7,009,026	$1,848,530
Services	622,628	656,485	678,465	697,351	2,654,929	702,157

	2,243,131	2,344,815	2,365,742	2,710,267	9,663,955	2,550,687

Cost and expenses:
Cost of product sales	779,707	794,568	795,132	919,023	3,288,430	884,226
Cost of services	269,641	274,311	273,608	287,475	1,105,035	292,216
Research and development	226,109	242,681	242,683	249,651	961,124	254,814
Selling, general and administrative	601,619	624,048	622,041	685,300	2,533,008	678,843
Restructuring and other special charges (credits)	968	—	—	—	968	(1,194)

Operating income	365,087	409,207	432,278	568,818	1,775,390	441,782

Investment income	42,995	43,494	47,986	55,959	190,434	61,803
Interest expense	(2,033)	(1,983)	(1,907)	(2,065)	(7,988)	(2,010)
Other income (expense), net	(2,304)	(1,069)	2,439	(9,691)	(10,625)	2,716

Income before taxes	403,745	449,649	480,796	613,021	1,947,211	504,291
Income tax provision	107,194	125,338	128,217	170,478	531,227	123,948

Net income	$296,551	$324,311	$352,579	$442,543	$1,415,984	$380,343

Net income per weighted average share, basic	$0.12	$0.14	$0.15	$0.19	$0.59	$0.16

Net income per weighted average share, diluted	$0.12	$0.13	$0.15	$0.18	$0.58	$0.16

As a % of total revenue:
Gross margin	53.2%	54.4%	54.8%	55.5%	54.5%	53.9%
Selling, general and administrative	26.8%	26.6%	26.3%	25.3%	26.2%	26.6%
Research and development	10.1%	10.3%	10.3%	9.2%	9.9%	10.0%
Operating income	16.3%	17.5%	18.3%	21.0%	18.4%	17.3%
Net income	13.2%	13.8%	14.9%	16.3%	14.7%	14.9%

(1)	Income Statements adjusted to exclude certain non-cash items, including stock option expense, restricted stock expense, intangible amortization, restructuring and other special charges and special tax items.

EMC CORPORATION

Reconciliation of GAAP Income Statement to a Non-GAAP Income Statement

For the Three Months Ended March 31, 2006

(in thousands, except per share amounts)

		Adjustments
	GAAP	Stock Option Expense (1)	Restricted Stock Expense (1)	Intangible Amortization (2)	Non-GAAP
Revenues:
Product sales	$1,848,530				$1,848,530
Services	702,157				702,157

	2,550,687				2,550,687

Cost and expenses:
Cost of product sales	917,897	$(11,004)	$(1,164)	$(21,503)	884,226
Cost of services	299,447	(6,391)	(744)	(96)	292,216
Research and development	283,489	(16,885)	(8,377)	(3,413)	254,814
Selling, general and administrative	748,224	(40,964)	(18,087)	(10,330)	678,843
Restructuring and other special credits	(1,194)				(1,194)

Operating income	302,824	75,244	28,372	35,342	441,782

Investment income	61,803				61,803
Interest expense	(2,010)				(2,010)
Other income, net	2,716				2,716

Income before taxes	365,333	75,244	28,372	35,342	504,291
Income tax provision	89,505	14,230	7,864	12,349	123,948

Net income before cumulative effect of change in accounting principle	275,828	61,014	20,508	22,993	380,343

Cumulative effect of change in accounting principle, net of tax benefit	(3,372)	3,372			—

Net income	$272,456	$64,386	$20,508	$22,993	$380,343

Net income per weighted average share, basic	$0.12				$0.16

Net income per weighted average share, diluted	$0.11				$0.16

As a % of total revenue:
Gross margin	52.3%				53.9%
Selling, general and administrative	29.3%				26.6%
Research and development	11.1%				10.0%
Operating income	11.9%				17.3%
Net income	10.7%				14.9%

(1)	Represents equity compensation recognized pursuant to Financial Accounting Board Standard No. 123R “Share-Based Payment”.
(2)	Represents amortization associated with intangible assets acquired in connection with business combinations.

EMC CORPORATION

Reconciliation of GAAP Income Statement to a Non-GAAP Income Statement

For the Year Ended December 31, 2005

(in thousands, except per share amounts)

Unaudited

		Adjustments
	GAAP	Stock Option Expense (1)	Restricted Stock Expense (1)	Intangible Amortization (2)	Restructuring and other special items(3)	Non-GAAP
Revenues:
Product sales	$7,009,026					$7,009,026
Services	2,654,929					2,654,929

	9,663,955					9,663,955

Cost and expenses:
Cost of product sales	3,363,017	$(1,423)	$(1,039)	$(72,125)		3,288,430
Cost of services	1,108,119	(1,748)	(920)	(416)		1,105,035
Research and development	1,004,829	(11,672)	(19,125)	(12,908)		961,124
Selling, general and administrative	2,605,977	(14,305)	(31,349)	(27,315)		2,533,008
Restructuring and other special charges	101,591				$(100,623)	968

Operating income	1,480,422	29,148	52,433	112,764	100,623	1,775,390

Investment income	190,434					190,434
Interest expense	(7,988)					(7,988)
Other expense, net	(10,625)					(10,625)

Income before taxes	1,652,243	29,148	52,433	112,764	100,623	1,947,211
Income tax provision (benefit)	519,078	10,472	18,978	40,888	(58,189)	531,227

Net income	$1,133,165	$18,676	$33,455	$71,876	$158,812	$1,415,984

Net income per weighted average share, basic	$0.48					$0.59

Net income per weighted average share, diluted	$0.47					$0.58

As a % of total revenue:
Gross margin	53.7%					54.5%
Selling, general and administrative	27.0%					26.2%
Research and development	10.4%					9.9%
Operating income	15.3%					18.4%
Net income	11.7%					14.7%

(1)	Represents equity compensation recognized pursuant to Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees”.
(2)	Represents amortization associated with intangible assets acquired in connection with business combinations.
(3)	Represents in process research and development charges, restructuring charges and special tax items.

EMC CORPORATION

Reconciliation of GAAP Income Statement to a Non-GAAP Income Statement

For the Three Months Ended December 31, 2005

(in thousands, except per share amounts)

Unaudited

		Adjustments
	GAAP	Stock Option Expense (1)	Restricted Stock Expense (1)	Intangible Amortization (2)	Restructuring and other special items(3)	Non-GAAP
Revenues:
Product sales	$2,012,916					$2,012,916
Services	697,351					697,351

	2,710,267					2,710,267

Cost and expenses:
Cost of product sales	937,638	$(314)	$(330)	$(17,971)		919,023
Cost of services	288,290	(384)	(327)	(104)		287,475
Research and development	262,470	(2,525)	(6,881)	(3,413)		249,651
Selling, general and administrative	706,358	(3,133)	(10,980)	(6,945)		685,300
Restructuring and other special charges	94,774				$(94,774)	—

Operating income	420,737	6,356	18,518	28,433	94,774	568,818

Investment income	55,959					55,959
Interest expense	(2,065)					(2,065)
Other expense, net	(9,691)					(9,691)

Income before taxes	464,940	6,356	18,518	28,433	94,774	613,021
Income tax provision (benefit)	316,645	2,333	6,796	10,190	(165,486)	170,478

Net income	$148,295	$4,023	$11,722	$18,243	$260,260	$442,543

Net income per weighted average share, basic	$0.06					$0.19

Net income per weighted average share, diluted	$0.06					$0.18

As a % of total revenue:
Gross margin	54.8%					55.5%
Selling, general and administrative	26.1%					25.3%
Research and development	9.7%					9.2%
Operating income	15.5%					21.0%
Net income	5.5%					16.3%

(1)	Represents equity compensation recognized pursuant to Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees”.
(2)	Represents amortization associated with intangible assets acquired in connection with business combinations.
(3)	Represents in process research and development charges, restructuring charges and special tax items.

EMC CORPORATION

Reconciliation of GAAP Income Statement to a Non-GAAP Income Statement

For the Three Months Ended September 30, 2005

(in thousands, except per share amounts)

Unaudited

		Adjustments
	GAAP	Stock Option Expense (1)	Restricted Stock Expense (1)	Intangible Amortization (2)	Restructuring and other special items(3)	Non-GAAP
Revenues:
Product sales	$1,687,277					$1,687,277
Services	678,465					678,465

	2,365,742					2,365,742

Cost and expenses:
Cost of product sales	813,760	$(319)	$(274)	$(18,035)		795,132
Cost of services	274,365	(406)	(247)	(104)		273,608
Research and development	254,720	(2,807)	(6,018)	(3,212)		242,683
Selling, general and administrative	641,219	(3,572)	(8,668)	(6,938)		622,041
Restructuring and other special charges	5,849				$(5,849)	—

Operating income	375,829	7,104	15,207	28,289	5,849	432,278

Investment income	47,986					47,986
Interest expense	(1,907)					(1,907)
Other income, net	2,439					2,439

Income before taxes	424,347	7,104	15,207	28,289	5,849	480,796
Income tax provision	2,675	2,565	5,490	10,190	107,297	128,217

Net income (loss)	$421,672	$4,539	$9,717	$18,099	$(101,448)	$352,579

Net income per weighted average share, basic	$0.18					$0.15

Net income per weighted average share, diluted	$0.17					$0.15

As a % of total revenue:
Gross margin	54.0%					54.8%
Selling, general and administrative	27.1%					26.3%
Research and development	10.8%					10.3%
Operating income	15.9%					18.3%
Net income	17.8%					14.9%

(1)	Represents equity compensation recognized pursuant to Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees”.
(2)	Represents amortization associated with intangible assets acquired in connection with business combinations.
(3)	Represents restructuring charges and special tax items.

EMC CORPORATION

Reconciliation of GAAP Income Statement to a Non-GAAP Income Statement

For the Three Months Ended June 30, 2005

(in thousands, except per share amounts)

Unaudited

		Adjustments
	GAAP	Stock Option Expense (1)	Restricted Stock Expense (1)	Intangible Amortization (2)	Non-GAAP
Revenues:
Product sales	$1,688,330				$1,688,330
Services	656,485				656,485

	2,344,815				2,344,815

Cost and expenses:
Cost of product sales	813,080	$(342)	$(287)	$(17,883)	794,568
Cost of services	275,093	(455)	(223)	(104)	274,311
Research and development	253,342	(3,059)	(4,427)	(3,175)	242,681
Selling, general and administrative	642,654	(3,663)	(8,062)	(6,881)	624,048

Operating income	360,646	7,519	12,999	28,043	409,207

Investment income	43,494				43,494
Interest expense	(1,983)				(1,983)
Other expense, net	(1,069)				(1,069)

Income before taxes	401,088	7,519	12,999	28,043	449,649
Income tax provision	107,724	2,714	4,693	10,207	125,338

Net income	$293,364	$4,805	$8,306	$17,836	$324,311

Net income per weighted average share, basic	$0.12				$0.14

Net income per weighted average share, diluted	$0.12				$0.13

As a % of total revenue:
Gross margin	53.6%				54.4%
Selling, general and administrative	27.4%				26.6%
Research and development	10.8%				10.3%
Operating income	15.4%				17.5%
Net income	12.5%				13.8%

(1)	Represents equity compensation recognized pursuant to Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees”.
(2)	Represents amortization associated with intangible assets acquired in connection with business combinations.

EMC CORPORATION

Reconciliation of GAAP Income Statement to a Non-GAAP Income Statement

For the Three Months Ended March 31, 2005

(in thousands, except per share amounts)

Unaudited

		Adjustments
	GAAP	Stock Option Expense (1)	Restricted Stock Expense (1)	Intangible Amortization (2)	Non-GAAP
Revenues:
Product sales	$1,620,503				$1,620,503
Services	622,628				622,628

	2,243,131				2,243,131

Cost and expenses:
Cost of product sales	798,539	$(448)	$(148)	$(18,236)	779,707
Cost of services	270,371	(503)	(123)	(104)	269,641
Research and development	234,297	(3,281)	(1,799)	(3,108)	226,109
Selling, general and administrative	615,746	(3,937)	(3,639)	(6,551)	601,619
Restructuring and other special charges	968				968

Operating income	323,210	8,169	5,709	27,999	365,087

Investment income	42,995				42,995
Interest expense	(2,033)				(2,033)
Other expense, net	(2,304)				(2,304)

Income before taxes	361,868	8,169	5,709	27,999	403,745
Income tax provision	92,034	2,860	1,999	10,301	107,194

Net income	$269,834	$5,309	$3,710	$17,698	$296,551

Net income per weighted average share, basic	$0.11				$0.12

Net income per weighted average share, diluted	$0.11				$0.12

As a % of total revenue:
Gross margin	52.3%				53.2%
Selling, general and administrative	27.5%				26.8%
Research and development	10.4%				10.1%
Operating income	14.4%				16.3%
Net income	12.0%				13.2%

(1)	Represents equity compensation recognized pursuant to Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees”.
(2)	Represents amortization associated with intangible assets acquired in connection with business combinations.

EMC CORPORATION

Reconciliation of Net Income and Diluted Net Income per Weighted Average Share

had the Provisions of FAS No. 123 been Adopted in 2005

(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	2005 Total
GAAP Net income - as reported for prior periods	$269,834	$293,364	$421,672	$148,295	$1,133,165
Stock-based compensation expense related to employee stock options and employee stock purchase plan, net of tax	(87,637)	(86,366)	(77,035)	(68,512)	$(319,550)

Net income, including the effect of stock-based compensation expense	$182,197	$206,998	$344,637	$79,783	$813,615

GAAP Diluted net income per share - as reported for prior periods *	$0.11	$0.12	$0.17	$0.06	$0.47
Stock-based compensation expense related to employee stock options and employee stock purchase plan, net of tax, per share	(0.04)	(0.04)	(0.03)	(0.03)	(0.13)

Diluted net income per share, including the effect of stock-based compensation expense	$0.07	$0.08	$0.14	$0.03	$0.34

Note: In 2005, we elected to apply Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” in accounting for our stock-based compensation plans. The above table provides a reconciliation of net income and diluted net income per weighted average share had we adopted the fair value recognition provisions of FAS No. 123, “Accounting for Stock-Based Compensation” for the periods presented. Certain amounts may not add due to rounding. The 2005 amounts have been adjusted to be calculated following the same method that will be utilized under FAS No. 123R consistent with the presentation in our 2005 Annual Report on Form 10-K.

* Excluding restructuring and other special charges and special tax items, diluted EPS was $0.53 for 2005.

EMC CORPORATION

Consolidated Balance Sheets

(in thousands, except per share amounts)

Unaudited

	March 31, 2006	December 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$1,562,785	$2,322,370
Short-term investments	2,042,374	1,615,495
Accounts and notes receivable, less allowance for doubtful accounts of $34,186 and $38,126	1,201,812	1,405,564
Inventories	693,466	724,751
Deferred income taxes	330,610	326,318
Other current assets	170,501	179,478

Total current assets	6,001,548	6,573,976
Long-term investments	3,826,252	3,417,589
Property, plant and equipment, net	1,800,920	1,754,035
Intangible assets, net	538,148	563,024
Other assets, net	613,012	598,252
Goodwill, net	3,882,176	3,883,507

Total assets	$16,662,056	$16,790,383

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt	$126,593	$—
Accounts payable	639,964	583,756
Accrued expenses	1,152,952	1,279,857
Income taxes payable	442,003	645,694
Deferred revenue	1,274,959	1,164,551

Total current liabilities	3,636,471	3,673,858
Deferred revenue	656,292	640,598
Deferred income taxes	140,293	175,192
Long-term convertible debt	—	126,963
Other liabilities	113,409	108,342

Commitments and contingencies
Stockholders’ equity:
Series preferred stock, par value $.01; authorized 25,000 shares, none outstanding	—	—
Common stock, par value $.01; authorized 6,000,000 shares; issued 2,364,584 and 2,384,147 shares	23,646	23,841
Additional paid-in capital	5,325,876	5,867,076
Deferred compensation	—	(332,311)
Retained earnings	6,842,967	6,570,511
Accumulated other comprehensive loss	(76,898)	(63,687)

Total stockholders’ equity	12,115,591	12,065,430

Total liabilities and stockholders’ equity	$16,662,056	$16,790,383

EMC CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

Unaudited

	Three Months Ended
	March 31, 2006	March 31, 2005
Cash flows from operating activities:
Cash received from customers	$2,878,265	$2,411,574
Cash paid to suppliers and employees	(2,013,463)	(1,839,614)
Dividends and interest received	60,297	53,343
Interest paid	(2,020)	(3,179)
Income taxes paid	(285,901)	(21,694)

Net cash provided by operating activities	637,178	600,430

Cash flows from investing activities:
Additions to property, plant and equipment	(160,520)	(98,290)
Capitalized software development costs	(48,883)	(42,127)
Purchases of short and long-term available for sale securities	(2,185,463)	(1,946,021)
Sales and maturities of short and long-term available for sale securities	1,328,151	2,050,682
Business acquisitions, net of cash acquired	(18,759)	(252,904)
Other	(7,700)	(1,000)

Net cash used in investing activities	(1,093,174)	(289,660)

Cash flows from financing activities:
Issuance of common stock	62,608	34,459
Purchase of treasury stock	(376,056)	(127,097)
Excess tax benefits from stock based compensation	6,309	—
Payment of long-term and short-term obligations	(314)	(44)
Proceeds from long-term and short-term obligations	70	163

Net cash used in financing activities	(307,383)	(92,519)

Effect of exchange rate changes on cash	3,794	(10,095)

Net (decrease) increase in cash and cash equivalents	(759,585)	208,156
Cash and cash equivalents at beginning of period	2,322,370	1,476,803

Cash and cash equivalents at end of period	$1,562,785	$1,684,959

Reconciliation of net income to net cash provided by operating activities:
Net income	$272,456	$269,834
Adjustments to reconcile net income to net cash provided by operating activities:
Cumulative effect of a change in accounting principle	3,372	—
Depreciation and amortization	181,394	152,595
Non-cash restructuring and other special charges	—	3,100
Stock based compensation expense	103,616	13,875
Provision for doubtful accounts	(2,167)	709
Deferred income taxes, net	(31,121)	43,494
Tax benefit from stock options exercised	—	14,111
Excess tax benefits from stock based compensation	(6,309)	—
Other	6,655	10,479
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable	205,380	100,600
Inventories	41,498	(82,188)
Other assets	19,393	(21,973)
Accounts payable	54,746	(4,092)
Accrued expenses	(160,245)	23,868
Income taxes payable	(180,562)	12,788
Deferred revenue	124,365	67,134
Other liabilities	4,707	(3,904)

Net cash provided by operating activities	$637,178	$600,430

Non-cash activity:
- Issuance of stock options exchanged in business combinations	$—	$37,360

EMC Corporation

Supplemental Financial Data

Revenue Analysis

(in thousands)

Unaudited

Revenue Components

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	YTD 2005	Q1 2006
Revenues
Systems	$1,025,971	$1,068,725	$1,091,881	$1,300,290	$4,486,867	$1,226,928

Software:
Software License	594,532	619,605	595,396	712,626	2,522,159	621,602
Software Maintenance	237,894	258,622	269,145	287,587	1,053,248	303,202

Total Software License & Maintenance	832,426	878,227	864,541	1,000,213	3,575,407	924,804

Professional, Systems Maintenance and Other Services	374,609	389,359	402,087	402,830	1,568,885	396,081

	2,233,006	2,336,311	2,358,509	2,703,333	9,631,159	2,547,813

Other Businesses	10,125	8,504	7,233	6,934	32,796	2,874

Total Consolidated Revenues	$2,243,131	$2,344,815	$2,365,742	$2,710,267	$9,663,955	$2,550,687

Percentage impact to EMC revenue growth rate due to changes in exchange rates from the prior year	1.7%	1.7%	0.6%	-0.5%	0.8%	-2.1%

EMC Corporation

Supplemental Financial Data

Revenue Analysis

(in thousands)

Unaudited

Supplemental Revenue Data

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	YTD 2005	Q1 2006
Symmetrix Hardware and Software Revenue ( a )	$652,328	$677,655	$633,308	$754,345	$2,717,636	$718,356

CLARiiON Hardware and Software Revenue ( a )	418,641	430,960	425,375	518,729	1,793,705	472,003

Connectivity Revenue ( b )	176,053	188,189	226,829	242,992	834,063	204,113

Platform Software License Revenue	$284,485	$312,827	$284,446	$333,442	$1,215,200	$272,819
Platform Software Maintenance Revenue	100,064	104,601	109,727	116,182	430,574	124,057

Total Platform Revenue	$384,549	$417,428	$394,173	$449,624	$1,645,774	$396,876

Multi-platform Software License Revenue:
Resource Management Software License Revenue	$146,708	$151,833	$141,002	$167,404	$606,947	$136,467
Backup and Archive Software License Revenue	51,742	49,877	50,467	59,881	211,967	40,797
Content Management Software License Revenue	49,302	39,160	47,637	64,400	200,499	79,675

Total Multi-platform Software License Revenue	247,752	240,870	239,106	291,685	1,019,413	256,939
Multi-platform Software Maintenance Revenue	125,371	134,476	137,196	149,258	546,301	149,534

Total Multi-platform Software License and Maintenance Revenue	$373,123	$375,346	$376,302	$440,943	$1,565,714	$406,473

VMware Software License Revenue	$62,295	$65,908	$71,844	$87,499	$287,546	$91,844
VMware Maintenance and Services Revenue	17,795	25,019	29,416	27,710	99,940	39,169

Total VMware Revenue	$80,090	$90,927	$101,260	$115,209	$387,486	$131,013

( a )	Includes hardware, hardware upgrades and platform software.
( b )	Includes Connectrix fibre channel switch/director revenues, Celerra file server revenue, exclusive of disk revenue, Rainstorage product revenues and Invista product revenues.